Exhibit 10.6

Supplemental Loan Agreement

This Supplemental Loan Agreement (hereinafter referred to as “this Agreement”) was executed by and between the following parties in the People’s Republic of China (hereinafter referred to as the “PRC”) on November 29, 2019:

Party A: Beijing Kingsoft Cloud Technology Co., Ltd., a limited liability company established under PRC laws (hereinafter referred to as “Kingsoft Cloud Technology”);

Party B: Weiqin Qiu, a PRC citizen, whose ID card number is *.

Party A and Party B are hereinafter individually referred to as “one party” and collectively referred to as “two parties” or “both parties” herein.

Whereas:

1.

On 9 November 2012, Weiqin Qiu, Jin Wang and Kingsoft Cloud Technology signed the Loan Agreement (“Loan Agreement I”), specifying that from 9 November 2012 onwards, Weiqin Qiu borrows RMB99,000 from Kingsoft Cloud Technology and Jin Wang borrows RMB1,000 from Kingsoft Cloud Technology;

2.

On 13 June 2014, Weiqin Qiu and Jin Wang signed the Equity Transfer Agreement, specifying that Jin Wang transfers to Weiqin Qiu the registered capital of Zhuhai Kingsoft Cloud Technology Co., Ltd. (“Zhuhai Kingsoft Cloud”) of RMB1,000 held by him/her at a consideration of RMB1,000; on 20 June 2014, Weiqin Qiu, Jin Wang and Kingsoft Cloud Technology signed the Liability Assumption Agreement (“Liability Assumption Agreement I”), specifying that from 9 November 2012 onwards, Weiqin Qiu assumes the debt against Kingsoft Cloud Technology amounting to RMB1,000 for Jin Wang as a way of his/her paying Jin Wang the equity transfer price under the aforesaid Equity Transfer Agreement;

3.

On 23 May 2012, Gang Yang and Beijing Kingsoft Digital Entertainment Technology Co., Ltd. (“Kingsoft Entertainment”) signed the Loan Agreement, specifying that Gang Yang borrows RMB179,180 from Kingsoft Entertainment as increased investment in Zhuhai Kingsoft Cloud; on 13 June 2014, Weiqin Qiu and Gang Yang signed the Equity Transfer Agreement, under which Gang Yang transfers the registered capital of Zhuhai Kingsoft Cloud of RMB2.16 million to Weiqin Qiu at a consideration of RMB179,180; on 20 June 2014, Weiqin Qiu, Gang Yang and Kingsoft Entertainment signed the Liability Assumption Agreement, specifying that from 9 November 2012 onwards, Weiqin Qiu assumes the debt against Kingsoft Entertainment amounting to RMB179,180 for Gang Yang as a way of his/her paying Gang Yang the equity transfer price under the aforesaid Equity Transfer Agreement;

4.

On 20 June 2014, Weiqin Qiu and Kingsoft Cloud Technology signed the Loan Agreement (“Loan Agreement II”), specifying that Weiqin Qiu borrows RMB179,180 from Kingsoft Cloud Technology as the repayment of debt to Kingsoft Entertainment;

The two parties arrive at the following supplemental agreement upon negotiation. Terms used but not defined in this Agreement shall have the same meanings as those in the Loan Agreement I and Loan Agreement II:

1.	The Purpose of the Loan

1.1

Weiqin Qiu is informed and confirms that the loans involved under the Loan Agreement I, Liability Assumption Agreement I and Loan Agreement II, totalling RMB279,180, are initially contributions made by the relevant parties for subscribing the registered capital of Zhuhai Kingsoft Cloud.

2.	Repayment

2.1

Weiqin Qiu and Kingsoft Cloud Technology confirm the addition of the second paragraph in Article 4.1 of the Loan Agreement I and Loan Agreement II, as detailed below: During the loan period or extended loan period, once the relevant borrower (i.e. Weiqin Qiu) under the Loan Agreement I and Loan Agreement II is no longer the shareholder of Zhuhai Kingsoft Cloud, the borrower shall make repayment immediately at the request of the lenders, unless the lenders require the borrower to transfer without any consideration all his/her equity in Zhuhai Kingsoft Cloud to the lenders or any third party designated thereby according to the relevant agreements with the borrower and the borrower is thus no longer the shareholder of Zhuhai Kingsoft Cloud.

3.	Governing Laws and Settlement of Disputes

3.1	Governing laws

The conclusion, validity, interpretation, performance, modification and termination of this Agreement and settlement of disputes thereunder shall be governed by the PRC laws.

3.2	Settlement of disputes

Any dispute arising from the interpretation and performance of this Agreement shall be settled preferably by the two parties hereto through friendly negotiation. If the dispute cannot be resolved within 30 days after one party sends to the other party a written notice request of resolving the dispute through negotiation, either party may refer the relevant dispute to China International Economic and Trade Arbitration Commission for arbitration pursuant to the arbitration rules thereof. The arbitration shall be held in Beijing. The arbitration award shall be final and binding on the two parties.

4.	Confidentiality Obligations

4.1

The two parties acknowledge and determine that any oral or written information related to this Agreement or the contents thereof or exchanged between each other for the preparation or performance of this Agreement is deemed to be confidential. The two parties shall keep all such confidential information confidential, and shall not disclose any confidential information to any third party without the written consent of the other party, except for the following information: (a) any information that is or will be in the public domain (other than through the receiving party’s unauthorized disclosure); (b) any information required to be disclosed in accordance with governing laws and regulations, stock trading rules, or orders of government departments or a court; or (c) information required to be disclosed by any party to its shareholders, directors, employees, or legal or financial advisers in connection with the transaction described in this Agreement (the said shareholder, director, employee or legal or financial advisor is also required to be bound by confidentiality obligations similar to those in this article). Disclosure of confidential information by any shareholder, director, employee or hired agency of either party shall also be deemed as disclosure of confidential information by that party, which party shall be liable for breach of contract according to this Agreement.

5.	Others

5.1	Language

This Agreement shall be executed in Chinese and in four counterparts, with one held by either party. Each copy shall have the same legal force. This Agreement may have multiple signed copies, which constitute one and the same document. Signatures by fax or email or other e-signatures shall have the same legal effect as the original signature.

5.2	Title

The titles of this Agreement are set to facilitate reading only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

5.3	Entry into Force

This Agreement shall take effect from the date of signing by both parties.

5.4	Entire Agreement

The two parties confirm that this Agreement separately constitutes an amendment and supplement to the Loan Agreement I and Loan Agreement II. In case of any inconsistency or conflict among this Agreement, the Loan Agreement I and Loan Agreement II, this Agreement shall prevail. The validity of relevant stipulations under this Agreement is superior to the same under the Loan Agreement I and Loan Agreement II. Matters not covered herein shall be as specified in the Loan Agreement I and Loan Agreement II.

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The parties have duly signed this Agreement on the date first above written

Beijing Kingsoft Cloud Technology Co., Ltd.

/s/ Seal of Beijing Kingsoft Cloud Technology Co., Ltd.

Signature:
Name:
Position: Legal representative

The parties have duly signed this Agreement on the date first above written

Weiqin Qiu

/s/ Weiqin Qiu

Appendix I

9 November 2012

Loan Agreement

between

Weiqin Qiu

Jin Wang

and

Beijing Kingsoft Cloud Technology Co., Ltd.

Loan Agreement

This Loan Agreement (hereinafter referred to as the “Agreement”) was entered into by and between the following parties in the People’s Republic of China (hereinafter referred to as the “PRC”) on 9 November 2012:

(1)	Weiqin Qiu

Address: *

ID number: *

(2)	Jin Wang (collectively referred to as the “Borrowers” together with Weiqin Qiu)

Address: *

ID number: *

(3)	Beijing Kingsoft Cloud Technology Co., Ltd. (hereinafter referred to as the “Lender”)

Registered address: Room 5F02, 5/F, No.33, Xiaoying West Road, Haidian District, Beijing

Legal representative: Hongjiang Zhang

(In this agreement, the above parties are severally referred to as “either party” and jointly as “the parties”.)

Whereas:

Beijing Kingsoft Digital Entertainment Technology Co., Ltd. (hereinafter referred to as “Kingsoft Entertainment”) and the Lender signed a Creditor’s Right Transfer Agreement on 9 November 2012, according to which Kingsoft Entertainment transferred its creditor’s rights of a total of RMB100,000 against the Borrowers to the Lender, thereby making the Borrowers bear a total of RMB100,000 in debt to the Lender;

Now therefore, in order to clarify the rights and obligations of the Borrowers and the Lender under the above loan arrangement, the parties hereby agree as follows:

Article 1 Definitions

1.1	Unless the context otherwise requires, the following terms in this Agreement shall have the following meanings:

“Loan” means the debt totaling RMB100,000 owed by the Borrowers to the Lender, of which the Lender’s amount of loan to Weiqin Qiu is RMB99,000, and the amount of loan to Jin Wang is RMB1,000;

“Amount” means the respective unpaid amount of the Borrowers under the loan;

“Repayment notice” has the meaning specified in Article 4.1 hereof;

“Repayment application” has the meaning specified in Article 4.2 hereof;

“PRC” means the People’s Republic of China, for the purpose of this Agreement, excluding Hong Kong, Macao and Taiwan.

1.2	The relevant terms mentioned in this Agreement shall have the following meanings:

“Article” shall be construed as a clause in this Agreement, unless otherwise specified in the context hereof;

“Taxes and fees” shall be construed as including any taxes, fees, duties or other charges of the same nature (including but not limited to any fines or interests related to failure to pay or delayed payment of such taxes and fees);

The “Borrowers” and the “Lender” shall be interpreted to include the successors and assignees licensed by the parties in accordance with their respective interests.

1.3

Unless otherwise stated, reference to this Agreement or any other agreements or documents in this Agreement shall be construed, as the case may be, as the reference to the modification, change, substitution or supplement that have been made or may be made from time to time to this Agreement or such other agreements or documents.

1.4	Titles are for convenience of reference only.

1.5	Unless the context otherwise requires, the plural form shall be deemed to include the singular form and vice versa.

Article 2 Confirmation of the Loan Amount

2.1	The parties confirm that on the date of signing this Agreement, Weiqin Qiu borrowed RMB99,000 from the Lender and Jin Wang borrowed RMB1,000 from the Lender.

2.2	The parties confirm that the Borrowers shall perform the repayment obligations and other obligations under this Agreement to the Lender in accordance with this Agreement.

Article 3 Interest

3.1	The Lender confirms that it will not collect any interest on the loan.

Article 4 Repayment

4.1

The Lender may, at any time and at its absolute discretion, serve a repayment notice (hereinafter referred to as the “Repayment Notice”) to the Borrowers fifteen (15) days in advance, requesting either or both of the Borrowers to repay part or all of the amount. To the extent permitted by PRC laws, the Borrowers shall repay the loan to the Lender or its designated third party by transferring the corporate equity held by it; and the proportion of the transferred equity in the corporate equity held by such Borrowers at the time of signing this Agreement shall be the same as the proportion of the amount required to be repaid in the amount borrowed by such Borrowers at the date of signing this Agreement.

4.2

Any Borrowers may, at any time, serve a repayment application (hereinafter referred to as the “Repayment Application”) to the Lender fifteen (15) days in advance to apply for repayment of part or all of the amount. To the extent permitted by PRC laws, the Borrowers shall repay the loan to the Lender or its designated third party by transferring the equity of the company held by it; and the proportion of the transferred corporate equity in the equity of the company held by the Borrowers at the time of signing this Agreement shall be the same as the proportion of the amount required for repayment in the amount borrowed by the Borrowers at the date of signing this Agreement.

4.3

If the Borrowers make repayment according to the above provisions of Article 4, the parties shall simultaneously complete the equity transfer as stipulated in Article 4.1 or Article 4.2 above; while ensuring the repayment of the loan, the corresponding equity of the company has been legally and completely transferred to the Lender or its designated third party according to Article 4.1 or Article 4.2, and no pledge or any other form of encumbrance is set for such equity except for the Equity Pledge Agreement and the Exclusive Conversion Option Agreement signed with the Lender.

Article 5 Taxes and Fees

5.1	All taxes and fees related to the loan shall be borne by the Lender.

Article 6 Confidentiality

6.1

Regardless of whether this Agreement has been terminated or not, the Borrowers shall have the obligation to keep confidential (i) the conclusion, performance and contents of this Agreement, and (ii) the trade secrets, proprietary information, customer information and other information of confidential nature (hereinafter collectively referred to as “Confidential Information”) relating to the Lender that are known or received as a result of conclusion and performance of this Agreement. The Borrowers may use such Confidential Information only for the purpose of fulfilling its obligations under this Agreement. The Borrowers shall not disclose the above Confidential Information to any third party without the written consent of the Lender; otherwise, the Borrowers shall bear the default liabilities and compensate for the losses.

6.2

After termination of this Agreement, the Borrowers shall return, destroy or otherwise dispose of all documents, materials or software containing Confidential Information at the request of the Lender and cease to use such Confidential Information.

6.3	Notwithstanding the other provisions of this Agreement, the validity of Article 6 shall not be affected by suspension or termination of this Agreement.

Article 7 Notices

7.1	Any notice, request, demand and other correspondences required by this Agreement or made according to this Agreement shall be served in writing to the parties concerned.

7.2

The aforesaid notices or other correspondences shall be deemed to have been served: (i) upon sending, when sent by fax or telex; (ii) upon receipt, when delivered personally; (iii) five (5) days after being posted, when sent by post.

Article 8 Default Liabilities

8.1

The Borrowers undertake that they will bear corresponding compensation liability for any act, claim, cost, damage, expense, liability, loss and procedure suffered by or incurred to the Lender due to their breach of any of their obligations under this Agreement.

8.2	Notwithstanding the other provisions of this Agreement, the validity of this article shall not be affected by suspension or termination of this Agreement.

Article 9 Other Matters

9.1	This Agreement is executed in Chinese in three (3) counterparts.

9.2	The conclusion, validity, performance, modification, interpretation and termination of this Agreement shall be governed by the PRC laws.

9.3

Any dispute arising under and related to this Agreement shall be settled by the parties to the dispute upon negotiation. If the parties to the dispute fail to reach any agreement within thirty (30) days after the dispute arises, the dispute shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in Beijing pursuant to the arbitration rules thereof. The arbitration result shall be final and binding on the parties to the dispute.

9.4

Any rights, powers and remedies conferred on any party by any terms of this Agreement shall not preclude any other rights, powers or remedies conferred on it under the laws and other terms of this Agreement, and any party’s exercise of its rights, powers and remedies shall not preclude its exercise of other rights, powers and remedies enjoyed by it.

9.5

Any party’s failure to exercise or delay in exercising any rights, powers and remedies (hereinafter referred to as “the Rights”) conferred on it under this Agreement or laws shall not result in its waiver of the Rights, and the waiver of any single or part of the Rights shall also not preclude the party from exercising the Rights in other ways and exercising the other Rights.

9.6	The headings of the articles of this Agreement are for index purpose only and shall not be used for or affect the interpretation of the provisions of this Agreement under any circumstances.

9.7

Each term of this Agreement is severable and independent of other terms. If any term or terms of this Agreement become(s) invalid, illegal or unenforceable at any time, the validity, legality and enforceability of other terms of this Agreement shall not in any way be affected thereby.

9.8	Any amendment and supplement to this Agreement shall be executed in writing and shall take effect upon being duly signed by the parties thereto.

9.9

The Borrowers shall not transfer any of their rights and/or obligations under this Agreement to any third party without the prior written consent of the Lender, and the Lender shall have the right to transfer any of its rights and/or obligations under this Agreement to any third party designated by it after informing the other party.

9.10	This Agreement shall be binding on the legal successors of the parties. The appendixes hereto shall have the same legal force as the text hereof.

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[The remainder is intentionally left blank, only for signatures]

In witness thereof, this Loan Agreement has been executed by the following parties on the date and in the place first above written.

Beijing Kingsoft Cloud Technology Co., Ltd.

/s/ Seal of Beijing Kingsoft Cloud Technology Co., Ltd.

Signature: /s/ Hongjiang Zhang
Name: Hongjiang Zhang
Position:

Weiqin Qiu	Jin Wang

/s/ Weiqin Qiu	/s/ Jin Wang

Appendix II

20 June 2014

Loan Agreement

between

Weiqin Qiu

and

Beijing Kingsoft Cloud Technology Co., Ltd. (北京金山云科技有限公司)

Loan Agreement

This Loan Agreement (hereinafter referred to as the “Agreement”) was signed by and between the following two parties in the People’s Republic of China (hereinafter referred to as the “PRC”) on 20 June 2014:

(1)	Weiqin Qiu (hereinafter referred to as the “Borrower”)

Address: *

ID card number: *

(2)	Beijing Kingsoft Cloud Technology Co., Ltd. (hereinafter referred to as the “Lender”)

Registered address: Room 5F02, 5/F, No. 33, Xiaoying West Road, Haidian District, Beijing

Legal representative: Hongjiang Zhang

(The above two parties are severally referred to as “either party” and jointly as “ two (both) parties”.)

Whereas:

1.

On 13 June 2014, the Borrower and the third person Gang Yang, signed the Equity Transfer Agreement (hereinafter referred to as the “Equity Transfer Agreement”), specifying that Gang Yang transfers its 19.4946% of the equity (i.e. the transferor’s contribution of RMB2.16 million in the company’s registered capital of RMB11.08 million) held in Zhuhai Kingsoft Cloud Technology Co., Ltd. (珠海金山云科技有限公司) (hereinafter referred to as “Zhuhai Kingsoft Cloud”) to the Borrower, at a consideration of RMB179,180 (RMB one hundred and seventy-nine thousand, one hundred and eighty). That means, the Borrower is required to make a payment of RMB179,180 to Gang Yang (RMB one hundred and seventy-nine thousand, one hundred and eighty) under the Equity Transfer Agreement.

2.

On 20 June 2014, the Borrower, the third person Gang Yang, and the Lender signed the Liability Assumption Agreement (hereinafter referred to as the “Liability Assumption Agreement”), specifying that the Borrower assumes Gang Yang’s debt against Beijing Kingsoft Digital Entertainment Technology Co., Ltd. (北京金山数字娱乐科技有限公司) (hereinafter referred to as “Kingsoft Digital Entertainment”) amounting to RMB179,180 (RMB one hundred and seventy-nine thousand, one hundred and eighty) on behalf of Gang Yang, which is regarded as that the Borrower has paid the consideration under the Equity Transfer Agreement to Gang Yang in full, and it was cleared that, after the liability assumption, the Borrower could repay the Borrower’s debt of RMB179,180 (RMB one hundred and seventy-nine thousand, one hundred and eighty) against Kingsoft Digital Entertainment incurred thereby by cash or by consensus with Kingsoft Digital Entertainment.

Therefore, the Borrower hereby borrowed RMB179,180 (RMB one hundred and seventy-nine thousand, one hundred and eighty) from the Lender for the repayment of the debt of RMB179,180 against Kingsoft Digital Entertainment under the Liability Assumption Agreement. In order to clarify the rights and obligations of the Borrower and the Lender, the two parties hereby agree as follows:

Article 1 Definitions

1.1	Unless the context otherwise requires, the following terms in the Agreement shall have the following meanings:

“Loan” means the Borrower’s debt to the Lender in an amount of RMB179,180;

“Amount” means the unpaid amount of the Borrower under the loan;

“Repayment notice” has the meaning specified in Article 4.1 hereof;

“Repayment application” has the meaning specified in Article 4.2 hereof;

“PRC” means the People’s Republic of China, for the purpose of the Agreement, excluding Hong Kong, Macao and Taiwan.

1.2	The relevant terms mentioned in the Agreement shall have the following meanings:

“Article” shall be construed as a clause in the Agreement, unless otherwise specified in the context hereof;

“Taxes and fees” shall be construed as including any taxes, fees, duties or other charges of the same nature (including but not limited to any fines or interests related to failure to pay or delayed payment of such taxes and fees);

The “Borrower” and the “Lender” shall be interpreted to include the successors and assignees licensed by the two parties in accordance with their respective interests.

1.3

Unless otherwise stated, reference to the Agreement or any other agreements or documents in the Agreement shall be construed, as the case may be, as the reference to the modification, change, substitution or supplement that have been made or may be made from time to time to the Agreement or such other agreements or documents.

1.4	Titles are for convenience of reference only.

1.5	Unless the context otherwise requires, the plural form shall be deemed to include the singular form and vice versa.

Article 2 Confirmation of the Loan Amount

2.1	The Borrower hereby confirms that the Borrower’s debt to the Lender is RMB179,180 at the date of signing the Agreement;

2.2	The two parties confirm that the Borrower shall perform the repayment obligations and other obligations under the Agreement to the Lender in accordance with the Agreement.

Article 3 Interest

3.1	The Lender confirms that it will not collect any interest on the loan.

Article 4 Repayment

4.1

The Lender may, at any time and at its absolute discretion, serve a repayment notice (hereinafter referred to as the “Repayment Notice”) to the Borrower fifteen (15) days in advance, requesting the Borrower to repay part or all of the amount. To the extent permitted by PRC laws, the Borrower shall repay the loan to the Lender or its designated third party by transferring the 19.4946% equity of Zhuhai Kingsoft Cloud (i.e. the registered capital of RMB2.16 million of the company, hereinafter referred to as the “Equity of Zhuhai Kingsoft Cloud”) held by it; and the proportion of the transferred equity in the Equity of Zhuhai Kingsoft Cloud held by the Borrower at the date of signing the Agreement shall be the same as the proportion of the amount required to be repaid in the amount borrowed by the Borrower at the date of signing the Agreement.

4.2

The Borrower may, at any time, serve a repayment application (hereinafter referred to as the “Repayment Application”) to the Lender fifteen (15) days in advance to apply for repayment of part or all of the amount. To the extent permitted by PRC laws, the Borrower shall repay the loan to the Lender or its designated third party by transferring the Equity of Zhuhai Kingsoft Cloud held by it; and the proportion of the transferred equity in the Equity of Zhuhai Kingsoft Cloud held by the Borrower at the date of signing the Agreement shall be the same as the proportion of the amount required for repayment in the amount borrowed by the Borrower at the date of signing the Agreement.

4.3

If the Borrower makes repayment according to the above provisions of Article 4, the two parties shall simultaneously complete the equity transfer as stipulated in Article 4.1 or Article 4.2 above; while ensuring the repayment of the loan, the corresponding Equity of Zhuhai Kingsoft Cloud has been legally and completely transferred to the Lender or its designated third party according to Article 4.1 or Article 4.2, and no pledge or any other form of encumbrance is set for such equity except for the Equity Pledge Agreement and the Exclusive Purchase Option Agreement signed with the Lender.

Article 5 Taxes and Fees

5.1	All taxes and fees related to the loan shall be borne by the Lender.

Article 6 Confidentiality

6.1

Regardless of whether the Agreement has been terminated or not, the Borrower shall have the obligation to keep confidential (i) the conclusion, performance and contents of the Agreement, and (ii) the trade secrets, proprietary information, customer information and other information of confidential nature (hereinafter collectively referred to as “Confidential Information”) relating to the Lender that are known or received as a result of conclusion and performance of the Agreement. The Borrower may use such Confidential Information only for the purpose of fulfilling its obligations under the Agreement. The Borrower shall not disclose the above Confidential Information to any third party without the prior written consent of the Lender; otherwise, the Borrower shall bear the default liabilities and compensate for the losses.

6.2

After the termination of the Agreement, the Borrower shall return, destroy or otherwise dispose of all documents, materials or software containing Confidential Information at the request of the Lender and cease to use such Confidential Information.

6.3	Notwithstanding the other provisions of the Agreement, the validity of Article 6 shall not be affected by the suspension or termination of the Agreement.

Article 7 Notices

7.1	Any notice, request, demand and other correspondences required by the Agreement or made according to the Agreement shall be served in writing to the parties concerned.

7.2

The aforesaid notices or other correspondences shall be deemed to have been served: (i) upon sending, when sent by fax or telex; (ii) upon receipt, when delivered personally; (iii) five (5) days after being posted, when sent by post.

Article 8 Default Liabilities

8.1

The Borrower undertakes that she will bear corresponding compensation liability for any act, claim, cost, damage, expense, liability, loss and procedure suffered by or incurred to the Lender due to their breach of any of their obligations under the Agreement.

8.2	Notwithstanding the other provisions of the Agreement, the validity of this article shall not be affected by the suspension or termination of the Agreement.

Article 9 Other Matters

9.1	The Agreement is executed in Chinese in five (5) original copies.

9.2	The conclusion, validity, performance, modification, interpretation and termination of the Agreement shall be governed by the PRC laws.

9.3

Any dispute arising under and related to the Agreement shall be settled by the parties to the dispute upon negotiation. If the parties to the dispute fail to reach any agreement within thirty (30) days after the dispute arises, the dispute shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in Beijing pursuant to the arbitration rules thereof. The arbitration result shall be final and binding on the parties to the dispute.

9.4

Any rights, powers and remedies conferred on both parties by any articles of the Agreement shall not preclude the parties from any other rights, powers or remedies conferred on them under the laws and other articles of the Agreement, and either party’s exercise of its rights, powers and remedies shall not preclude it from exercising other rights, powers and remedies enjoyed by it.

9.5

Either party’s failure to exercise or delay in exercising any rights, powers and remedies (hereinafter referred to as the “Rights”) conferred on it under the Agreement or laws shall not result in its waiver of the Rights, and the waiver of any single or part of the Rights shall also not preclude the party from exercising the Rights in other ways and exercising the other Rights.

9.6	The titles of the articles of the Agreement are for index purpose only and shall not be used for or affect the interpretation of the provisions of the Agreement under any circumstances.

9.7

Each article of the Agreement is severable and independent of other articles. If any article or articles of the Agreement become(s) invalid, illegal or unenforceable at any time, the validity, legality and enforceability of other articles of the Agreement shall not in any way be affected thereby.

9.8

Upon being signed, the Agreement shall replace any other legal documents previously signed by the parties for the same theme. Any amendment and supplement to the Agreement shall be executed in writing and shall take effect upon being duly signed by the parties thereto.

9.9

The Borrower shall not transfer any of its rights and/or obligations under the Agreement to any third party without the prior written consent of the Lender, and the Lender shall have the right to transfer any of its rights and/or obligations under the Agreement to any third party designated by it after informing the other party.

9.10	The Agreement shall be binding on the legal successors of both parties. The appendixes hereto shall have the same legal force as the text hereof.

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[This page is the Signing Page]

In witness thereof, this Loan Agreement has been signed by the following parties on the date and in the place first above written.

Borrower:

Weiqin Qiu

/s/ Weiqin Qiu

Lender:

Beijing Kingsoft Cloud Technology Co., Ltd.

/s/ Seal of Beijing Kingsoft Cloud Technology Co., Ltd.

/s/ Hongjiang Zhang

Name: Hongjiang Zhang

Position: Legal representative